Exhibit 10.1

Commercial Contract FLORIDA ASSOCIATION OF REALTORS ®

1. PURCHASE AND SALE:                                                 MagneGas Corporation                                                 (“Buyer”) agrees to buy and                                                Art Headquarters, Inc.                                                 (“Seller”) agrees to sell the property described as: Street Address:                  11885 44th Street North, Clearwater, FL 33762.                                                                                                                                                                                                                Legal Description:                                                   Pinellas County Property ID# 10-30-16-71010-300-1106.                                                                                                                                       and the following Personal Property:           None. The premises shall be free of trash and personal property and the building                                                shall be left in “broom clean” condition.                                                  (all collectively referred to as the “Property”) on the terms and conditions set forth below. The “Effective Date” of this Contract is the date on which the last of the Parties signs the latest offer. Time is of the essence in this Contract. Time periods of 5 days or less will be computed without including Saturday, Sunday, or national legal holidays and any time period ending on a Saturday, Sunday or national legal holiday will be extended until 5:00 p.m. of the next business day.

2. PURCHASE PRICE:		$770,000.00
(a) Deposit held in escrow by Seller’s attorney or Seller’s title company.	$
~~(b) Additional~~ deposit to be made within one days from Effective Date		$50,000.00
(c) Total mortgages (as referenced in Paragraph 3)	$
(d) Other: $250,000 down payment ($50,000 deposit plus this $200,000 totals $250,000)		$200,000.00
(e) Balance to close, subject to adjustments and prorations, to be made with cash, locally drawn certified or cashier’s check or wire transfer.		$520,000.00

~~3. THIRD PARTY~~-~~FINANCING: Within~~   5   ~~days from Eff~~ec~~tive Date (“Application Period”), Buyer will, at Buyer's expense, apply for third party financing in the amount of $~~        *           ~~or~~     *     ~~% of the purchase price to be amortized over a period of~~     *     ~~years and due in no less than~~     *     ~~years and with a fixed interest rate not to exceed~~     *     ~~%-per year or variable interest rate not to exceed~~ __*__ ~~% at origination with a lifetime cap not to exceed~~    * ~~% from initial rate, with additional terms as follows:~~  SEE OWNER FINANCING TERMS IN ADDENDUM TO CONTRACT.

~~Buyer will pay for the mortgagee title insurance-policy and for all loan expenses. Buyer will timely provide any and all credit, employment, financial and other information reasonably required by any lender. Buyer will notify Seller immediately upon obtaining financing or being rejected by a lender if Buyer, after diligent effort, fails to obtain a written commitment within~~ ___ ~~days from Effective Date (“Financing Period”), Buyer may cancel the Contract by giving prompt notice to Seller and Buyer’s deposit(s) will be returned to Buyer in accordance with Paragraph 9.~~

Buyer (_____)(_____) and Seller (_____)(_____) acknowledge receipt of a copy of this page, which is page 1 of 5 Pages.

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4. TITLE. Seller has the legal capacity to and will convey marketable title to the Property by ☒ statutory warranty deed ☐ other                                                 , free of liens, easements and encumbrances of record or known to Seller, but subject to property taxes for the year of closing; covenants, restrictions and public utility easements of record; and (list any other matters to which title will be subject)                                                                                                                                                                               provided there exists at closing no violation of the foregoing and none of them prevents Buyer’s intended use of the Property as                        office/warehouse and light industrial uses.                               .

(a) Evidence of Title. Seller will, at (check one) ☒ Seller’s ☐ Buyer’s expense and within    8    days ☒ from Effective Date ☐ prior to Closing Date ☐ from date Buyer meets or waives financing contingency in Paragraph 3, deliver to Buyer (check one)

☒ a title insurance commitment by a Florida licensed title insurer and, upon Buyer recording the deed, an owner’s policy in the amount of the purchase price for fee simple title subject only to exceptions stated above.

☐ an abstract of title, prepared or brought current by an existing abstract firm or certified as correct by an existing firm. However, if such an abstract is not available to Seller, then a prior owner’s title policy acceptable to the proposed insurer as a base for reissuance of coverage. The prior policy will include copies of all policy exceptions and an update in a format acceptable to Buyer from the policy effective date and certified to Buyer or Buyer’s closing agent together with copies of all documents recited in the prior policy and in the update.

(b) Title Examination: Buyer will, within 15 days from receipt of the evidence of title deliver written notice to Seller of title defects. Title will be deemed acceptable to Buyer if (1) Buyer fails to deliver proper notice of defects or (2) Buyer delivers proper written notice and Seller cures the defects within    15    days from receipt of the notice (“Curative Period”). If the defects are cured within the Curative Period, closing will occur within 10 days from receipt by Buyer of notice of such curing. Seller may elect not to cure defects if Seller reasonably believes any defect cannot be cured within the Curative Period. If the defects are not cured within the Curative Period, Buyer will have 10 days from receipt of notice of Seller’s inability to cure the defects to elect whether to terminate this Contract or accept title subject to existing defects and close the transaction without reduction in purchase price. The party who pays for the evidence of title will also pay related title service fees including title and abstract charges and title examination.

(c) Survey: (check applicable provisions below)

☒ Seller will, within     8     days from Effective Date, deliver to Buyer copies of prior surveys, plans, specifications, and engineering documents, if any, and the following documents relevant to this transaction:       all property related documents including environmental,flood insurance, appraisals, insurance premiums   , prepared for Seller or in Seller’s possession, which show all currently existing structures.

☒ Buyer will, at ☐ Seller’s ☒ Buyer’s expense and within the time period allowed to deliver and examine title evidence, obtain a current certified survey of the Property from a registered surveyor. If the survey reveals encroachments on the Property or that the improvements encroach on the lands of another, ☐ Buyer will accept the Property with existing encroachments ☒ such encroachments will constitute a title defect to be cured within the Curative Period.

(d) Ingress and Egress. Seller warrants that the Property presently has ingress and egress.

(e) Possession: Seller will deliver possession and keys for all locks and alarms to Buyer at closing.

5.  CLOSING DATE AND PROCEDURE: This transaction will be closed in                  Pinellas                County, Florida on or before ~~________________~~ or within   75  days from Effective Date (“Closing Date”), unless otherwise extended , herein. ☒, Seller ☐ Buyer will designate the closing agent. Buyer and Seller will, within ~~_____~~ days from Effective Date, deliver to Escrow Agent signed instructions which provide for closing procedure. If an institutional lender is providing purchase funds, lender requirements as to place, time of day, and closing procedures will control over any contrary provisions in this Contract.

(a) Costs: Buyer will pay taxes and recording fees on notes, mortgages and financing statements and recording fees for the deed. Seller will pay taxes on the deed and recording fees for documents needed to cure title defects. If Seller is obligated to discharge any encumbrance at or prior to closing and fails to do so, Buyer may use purchase proceeds to satisfy the encumbrances.

(b) Documents: Seller will provide the deed, bill of sale, mechanic’s lien affidavit, assignments of leases, updated rent roll, tenant and lender estoppel letters, assignments of permits and licenses, corrective instruments and letters notifying tenants of the change in ownership/rental agent. If any tenant refuses to execute an estoppel letter, Seller will certify that information regarding the tenant’s lease is correct. If Seller is a corporation, Seller will deliver a resolution of its Board of Directors authorizing the sale and delivery of the deed and certification by the corporate Secretary certifying the resolution and setting forth facts showing the conveyance conforms with the requirements of local law. Seller will transfer security deposits to Buyer. Buyer will provide the closing statement, mortgages and notes, security agreements and financing statements.

Buyer (_____)(_____) and Seller (_____)(_____) acknowledge receipt of a copy of this page, which is page 2 of 5 Pages.

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(c) Taxes, Assessments, and Prorations: The following items will be made current and prorated ☒ as of Closing Date ☐ as of ________________: real estate taxes, bond and assessment payments assumed by Buyer, interest, rents, association dues, insurance premiums acceptable to Buyer, operational expenses and _______________.

If the amount of taxes and assessments for the current year cannot be ascertained, rates for the previous year will be used with due allowance being made for improvements and exemptions. Seller is aware of the following assessments affecting or potentially affecting the Property: __________________________________

Buyer will be responsible for all assessments of any kind which become due and owing on or after Effective Date, unless the improvement is substantially completed as of Closing Date, in which case Seller will be obligated to pay the entire assessment.

(d) FIRPTA Tax Withholding: The Foreign Investment in Real Property Act (“FIRPTA”) requires Buyer to withhold at closing a portion of the purchase proceeds for remission to the Internal Revenue Service (“I.R.S.”) if Seller is a “foreign person” as defined by the Internal Revenue Code. The parties agree to comply with the provisions of FIRPTA and to provide, at or prior to closing, appropriate documentation to establish any applicable exemption from the withholding requirement. If withholding is required and Buyer does not have cash sufficient at closing to meet the withholding requirement, Seller will provide the necessary funds and Buyer will provide proof to Seller that such funds were properly remitted to the I.R.S.

6. ESCROW: Buyer and Seller authorize ___________________________________________________

Telephone: __________ Facsimile: ______________ Address: __________________________________ to act as “Escrow Agent” to receive funds and other items and, subject to clearance, disburse them in accordance with the terms of this Contract. Escrow Agent will deposit all funds received in ☒ a non-interest bearing escrow account ☐ an interest bearing escrow account with interest accruing to _______________________with interest disbursed (check one) ☒ at closing ☐ at _______________________ intervals. If Escrow Agent receives conflicting demands or has a good faith doubt as to Escrow Agent’s duties or liabilities under this Contract, he/she may (a) hold the subject matter of the escrow until the parties mutually agree to its disbursement or until issuance of a court order or decision of arbitrator determining the parties’ rights regarding the escrow or (b) deposit the subject matter of the escrow with the clerk of the circuit court having jurisdiction over the dispute. Upon notifying the parties of such action, Escrow Agent will be released from all liability except for the duty to account for items previously delivered out of escrow. If a licensed real estate broker, Escrow Agent will comply with applicable provisions of Chapter 475, Florida Statutes. In any suit or arbitration in which Escrow Agent is made a party because of acting as agent hereunder or interpleads the subject matter of the escrow, Escrow Agent will recover reasonable attorneys’ fees and costs at all levels, with such fees and costs to be paid from the escrowed funds or equivalent and charged and awarded as court or other costs in favor of the prevailing party. The parties agree that Escrow Agent will not be liable to any person for misdelivery to Buyer or Seller of escrowed items, unless the misdelivery is due to Escrow Agent’s willful breach of this Contract or gross negligence.

7. PROPERTY CONDITION: Seller will deliver the Property to Buyer at the time agreed in its present “as is” condition, ordinary wear and tear excepted, and will maintain the landscaping and grounds in a comparable condition. Seller makes no warranties other than marketability of title. By accepting the Property “as is,” Buyer waives all claims against Seller for any defects in the property. (Check (a) or (b))

☐ (a) As Is: Buyer has inspected the Property or waives any right to inspect and accepts the Property in its “as is” condition.

☒ (b) Due Diligence Period: Buyer will, at Buyer’s expense and within    60    days from Effective Date (“Due Diligence Period”), determine whether the Property is suitable, in Buyer’s sole and absolute discretion, for Buyers intended use and development of the Property as specified in Paragraph 4. During the Due Diligence Period, Buyer may conduct any tests, analyses, surveys and investigations (“Inspections”) which Buyer deems necessary to determine to Buyer’s satisfaction the Property’s engineering, architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision regulations; soil and grade; availability of access to public roads, water, and other utilities; consistency with local, state and regional, growth management and comprehensive land use plans; availability of permits, government approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other inspections that Buyer deems appropriate to determine the suitability of the Property for Buyer’s intended use and development. Buyer shall deliver written notice to Seller prior to the expiration of the Due Diligence Period of Buyer’s determination of whether or not the Property is acceptable. Buyer’s failure to comply with this notice requirement shall constitute acceptance of the Property in its present “as is” condition. Seller grants to Buyer, its agents, contractors and assigns, the right to enter the Property at any time during the Due Diligence Period for the purpose of conducting Inspections; provided, however, that Buyer, its agents, contractors and assigns enter the Property and conduct Inspections at their own risk. Buyer shall indemnify and hold Seller harmless from losses, damages, costs, claims and expenses of any nature, including attorneys’ fees at all levels, and from liability to any person, arising from the conduct of any and all inspections or any work authorized by Buyer. Buyer will not engage in any activity that could result in a mechanic’s lien being filed against the Property without Seller's prior written consent. In the event this transaction does not close, (1) Buyer shall repair all damages to the Property resulting from the Inspections and return the Property to the condition it was in prior to conduct of the Inspections, and (2) Buyer shall, at Buyer’s expense, release to Seller all reports and other work generated as a result of the Inspections. Should Buyer deliver timely notice that the Property is not acceptable, Seller agrees that Buyer’s deposit shall be immediately returned to Buyer and the Contract terminated.

Buyer (___)(___) and Seller (___)(___) acknowledge receipt of a copy of this page, which is page 3 of 5 Pages.

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(c) Walk-through Inspection: Buyer may, on the day prior to closing or any other time mutually agreeable to the parties, conduct a final “walk-through” inspection of the Property to determine compliance with this paragraph and to ensure that all Property is on the premises.

(d) Disclosures:

1. Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

2. Energy Efficiency: Buyer may have determined the energy efficiency rating of the building, if any is located on the Real Property.

8. OPERATION OF PROPERTY DURING CONTRACT PERIOD: Seller will continue to operate the Property and any business conducted on the Property in the manner operated prior to Contract and will take no action that would adversely impact the Property, tenants, lenders or business, if any. Any changes, such as renting vacant space, that materially affect the Property or Buyer’s intended use of the Property will be permitted ☒ only with Buyer’s consent ☐ without Buyer’s consent.

9. RETURN OF DEPOSIT: Unless otherwise specified in the Contract, in the event any condition of this Contract is not met and Buyer has timely given any required notice regarding the condition having not been met, Buyer’s deposit will be immediately returned in accordance with applicable Florida laws and regulations.

10. DEFAULT:

(a) In the event the sale is not closed due to any default or failure on the part of Seller other than failure to make the title marketable after diligent effort, Buyer may either (1) receive a refund of Buyer’s deposit(s) or (2) seek specific performance. If Buyer elects a deposit refund, Seller will be liable to Broker for the full amount of the brokerage fee.

(b) In the event the sale is not closed due to any default or failure on the part of Buyer, Seller may ~~either (1)~~ retain all deposit(s) paid or agreed to be paid by Buyer as agreed upon liquidated damages, consideration for the execution of this Contract, and in full settlement of any claims, upon which this Contract will terminate,~~or (2) s~~ee~~k spec~~i~~fic perform~~a~~nce.~~ If Seller retains the deposit, Seller will pay the Listing and Cooperating Brokers named in Paragraph 12 fifty percent of all forfeited deposits retained by Seller (to be split equally among the Brokers) up to the full amount of the brokerage fee.

11. ATTORNEY’S FEES AND COSTS: In any claim or controversy arising out of or relating to this Contract, the prevailing party, which for purposes of this provision will include Buyer, Seller and Broker, will be awarded reasonable attorneys’ fees, costs and expenses.

12. BROKERS: Neither Buyer nor Seller has utilized the services of, or for any other reason owes compensation to, a licensed real estate Broker other than:

(a) Listing Broker:                                 Industrial Realty Solutions Inc. (Deron Thomas)                                  who is ☒ an agent of                                 Seller                                 ☐ a transaction broker ☐ a nonrepresentative and who will be compensated by ☒ Seller ☐ Buyer ☐ both parties pursuant to ☒ a listing agreement ☐ other (specify)

(b) Cooperating Broker:                                                                 N/A                                                                 who is ☐ an agent of                    N/A                      ☐ a transaction broker ☐ a non representative and who will be compensated by ☐ Buyer ☐ Seller ☐ both parties pursuant to ☐ an MLS or other offer of compensation to a cooperating broker ☐ other (specify)

(collectively referred to as “Broker”) in connection with any act relating to the Property, including but not limited to inquiries, introductions, consultations and negotiations resulting in this transaction. Seller and Buyer agree to indemnify and hold Broker harmless from and against losses, damages, costs and expenses of any kind, including reasonable attomeys’fees at all levels, and from liability to any person, arising from (1) compensation claimed which is inconsistent with the representation in this Paragraph, (2) enforcement action to collect a brokerage fee pursuant to Paragraph 10, (3) any duty accepted by Broker at the request of Buyer or Seller, which duty is beyond the scope of services regulated by Chapter 475, F.S., as amended, or (4) recommendations of or services provided and expenses incurred by any third party whom Broker refers, recommends or retains for or on behalf of Buyer or Seller.

13. ASSIGNABILITY; PERSONS BOUND: This Contract may be assigned to a related entity, and otherwise ☒ is not assignable ☐ is assignable. The terms “Buyer,” “Seller” and “Broker” may be singular or plural. This Contract is binding upon Buyer, Seller and their heirs, personal representatives, successors and assigns (if assignment is permitted).

Buyer (___)(___) and Seller (___)(___) acknowledge receipt of a copy of this page, which is page 4 of 5 Pages.

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14.   OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to this Contract):

☐ Arbitration	☐ Seller Warranty	☐ Existing Mortgage
☐ Section 1031 Exchange	☐ Coastal Construction Control Line	☐ Other
☐ Property Inspection and Repair	☐ Flood Area Hazard Zone	☐ Other
☐ Seller Representations	☐ Seller Financing	☒ Other Addendum To Contract

15.   MISCELLANEOUS: The terms of this Contract constitute the entire agreement between Buyer and Seller. Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be construed under Florida law and will not be recorded in any public records. Delivery of any written notice to any party's agent will be deemed delivery to that party.

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL FACTS AND REPRESENTATIONS THAT ARE IMPORTANT TO THEM AND TO CONSULT AN APPROPRIATE PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF TITLE, FOREIGN INVESTOR REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHER SPECIALIZED ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE.

DEPOSIT RECEIPT: Deposit of $~~_______________~~ by ☐                                  check ☐ other                                       received on                                            by

                                                                           Signature of Escrow Agent

OFFER: Buyer offers to purchase the Property on the above terms and conditions. Unless acceptance is signed by Seller and a signed copy delivered to Buyer or Buyer's agent no later than     5:00     ☐ a.m. ☒ p.m. on             June 30, 2014.

Buyer may revoke this offer and receive a refund of all deposits.

Date: 6-25-14	BUYER: Tax ID No:
MagneGas Corporation
Title: Buyer Telephone: 7279343668 Facsimile:
Address: 150 Rainville Rd - TarPon Springs FL 34689

Date:	BUYER: Tax ID No:

Title: Telephone: Facsimile:
Address:

ACCEPTANCE: Seller accepts Buyer’s offer and agrees to sell the Property on the above terms and conditions (☐ subject to the attached counter offer).

Date: 6.25.14	SELLER: David Regan Tax ID No: 59-3132444
Art Headquarters, Inc.
Title: Seller Telephone: 727-403-9924 Facsimile:
Address: 2468 Stag run BlVd, Clearwater, FL 33765

Date:	SELLER: Tax ID No:

Title: Telephone: Facsimile:
Address:

Buyer (        )(       ) and Seller (      )(       ) acknowledge receipt of a copy of this page, which is page 5 of 5 Pages.

The Florida Association of REALTORS makes no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as a REALTOR. REALTOR is a registered collective membership mark which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS and who subscribe to its Code of Ethics.

The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means including facsimile or computerized forms.

CC-2 ©1997 Florida Association of REALTORS® All Rights Reserved

Form generated by TrueFormsTM www.TrueForms.com 800-499-9612

14.   OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to this Contract):

☐ Arbitration	☐ Seller Warranty	☐ Existing Mortgage
☐ Section 1031 Exchange	☐ Coastal Construction Control Line	☐ Other
☐ Property Inspection and Repair	☐ Flood Area Hazard Zone	☐ Other
☐ Seller Representations	☐ Seller Financing	☒ Other Addendum To Contract

15.   MISCELLANEOUS: The terms of this Contract constitute the entire agreement between Buyer and Seller. Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be construed under Florida law and will not be recorded in any public records. Delivery of any written notice to any party's agent will be deemed delivery to that party.

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL FACTS AND REPRESENTATIONS THAT ARE IMPORTANT TO THEM AND TO CONSULT AN APPROPRIATE PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF TITLE, FOREIGN INVESTOR REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHER SPECIALIZED ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE.

DEPOSIT RECEIPT: Deposit of $~~_______________~~ by ☐                                  check ☐ other                                       received on                                            by

                                                                           Signature of Escrow Agent

OFFER: Buyer offers to purchase the Property on the above terms and conditions. Unless acceptance is signed by Seller and a signed copy delivered to Buyer or Buyer's agent no later than     5:00     ☐ a.m. ☒ p.m. on             June 30, 2014.

Buyer may revoke this offer and receive a refund of all deposits.

Date: 6-25-14	BUYER: Tax ID No:
MagneGas Corporation
Title: Buyer Telephone: 7279343668 Facsimile:
Address: 150 Rainville Rd - TarPon Springs FL 34689

Date:	BUYER: Tax ID No:

Title: Telephone: Facsimile:
Address:

ACCEPTANCE: Seller accepts Buyer’s offer and agrees to sell the Property on the above terms and conditions (☐ subject to the attached counter offer).

Date: 6.25.14	SELLER: David Regan Tax ID No: 59-3132444
Art Headquarters, Inc.
Title: Seller Telephone: 727-403-9924 Facsimile:
Address: 2468 Stag run BlVd, Clearwater, FL 33765

Date:	SELLER: Tax ID No:

Title: Telephone: Facsimile:
Address:

Buyer (        )(       ) and Seller (      )(       ) acknowledge receipt of a copy of this page, which is page 5 of 5 Pages.

The Florida Association of REALTORS makes no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as a REALTOR. REALTOR is a registered collective membership mark which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS and who subscribe to its Code of Ethics.

The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means including facsimile or computerized forms.

CC-2 ©1997 Florida Association of REALTORS® All Rights Reserved

Form generated by TrueFormsTM www.TrueForms.com 800-499-9612

ADDENDUM TO CONTRACT

This addendum (“Addendum”) to the COMMERCIAL CONTRACT (“Contract”) between Art Headquarters, Inc. (“Seller”), and MagneGas Corporation (“Buyer”), regarding certain real property located at 11885 44th Street North, Clearwater, FL 33762.

The clauses below shall be incorporated into the Contract referenced above:

SELLER FINANCING:

The total purchase price hereunder is Seven Hundred Seventy Thousand ($770,000.00) Dollars for the Property, subject to all prorations and adjustments provided herein, which shall be due and payable and shall be paid by the Buyer to the Seller as follows:

(a)     The amount of the deposit is Fifty Thousand ($50,000.00) Dollars as an earnest money deposit (the "Earnest Money Deposit) which shall be paid by the Buyer to Seller’s title company or attorney, as Escrow Agent, (the "Escrow Agent") within one (1) day after the Contract is fully executed by, and delivered to, both the Seller and the Buyer. The Escrow Agent shall hold the Earnest Money Deposit in escrow until closing. At closing, the Earnest Money Deposit shall be paid by the Escrow Agent to Seller and all such monies shall be applied against the purchase price due of Buyer at closing.

(b)     The balance of the purchase price shall be paid as follows: $200,000 shall be paid in cash at closing, subject to adjustments as set forth herein, and by a purchase money mortgage and note provided by Seller in the principal sum of $520,000.00, payable in monthly installments, interest only with interest at a rate of 6.5%, with a balloon in ten (10) years. There shall be no penalty for prepayment. An amortization schedule and a copy of the Note and Mortgage shall be produced by the Seller’s attorney within ten (14) days of the Effective Date and shall be mutually agreed upon within forty-five (45) days of the Effective Date and shall be attached to the Contract as Exhibits.

SIGNATURES, INITIALS, DOCUMENTS REFERENCED IN THIS ADDENDUM, COUNTERPARTS AND WRITTEN MODIFICATIONS COMMUNICATED ELECTRONICALLY OR ON PAPER WILL BE ACCEPTABLE FOR ALL PURPOSES, INCLUDING DELIVERY, AND WILL BE BINDING.

Unless specifically modified or amended by this Addendum, all other terms, conditions and provisions of the Contract between the parties shall remain in full force and effect. To the extent any of the terms, conditions and provisions of this Addendum are contrary to any of the terms, conditions and provisions of the Contract or any previous Addendum, the terms, conditions and provisions of this Addendum shall prevail.

Seller:	Buyer:

/s/ David Regan	/s/ Luisa Ingargiola

David Regan	Luisa Ingargiola
Printed Name	Printed Name

Pres	C.F.O
Title	Title

6-25-2014	6-25-14
Date	Date

PROMISSORY NOTE

$520,000.00	September ___, 2014

FOR VALUE RECEIVED, THE UNDERSIGNED, MagneGas Corporation, a Florida corporation (hereinafter “Maker”), promises to pay to the order of Spyglass Designs, Inc., a Florida corporation (hereinafter "Payee"), the principal sum of Five Hundred Twenty Thousand and No/100 Dollars ($520,000.00), together with interest at the rate of Six and One half percent (6.5%) per annum due and payable in the following manner:

Payments of interest only in the amount of Two Thousand Eight Hundred Sixteen and 67/100 dollars ($2,816.67) shall be due and payable commencing November 1, 2014 and on the 1st day of every month thereafter until October 1, 2024, at which time the entire principal balance with all accrued and unpaid interest shall be due and payable.

Payments shall be payable at: 2468 Stag Run Blvd, Clearwater, FL 33765 or at such other place as the note holder may designate.

In no event shall interest be due at a rate in excess of the highest lawful rate. Without limiting the generality of the foregoing and notwithstanding any oral or written agreement, no deposit of funds shall be required in connection with this loan in an amount which will, when deducted from the principal amount outstanding hereunder, cause the rate of interest hereunder to exceed the maximum lawful rate.

In the event any payment is more than ten (10) days late, then a late penalty of five percent (5%) of said payment shall be paid by Maker to Payee, in addition to the required monthly payment.

It is agreed that time is of the essence and if any payment under this Note is not paid within fifteen (15) days next after same becomes due, the entire principal amount outstanding together with accrued interest and all late penalties shall at once become due and notice of default is received by Maker and payable at the option of the note holder. Failure to exercise the option shall not constitute a waiver of the subsequent right to exercise the same.

If an event of default shall occur, then, at the option of Payee, the principal balance shall bear interest from such date of default at the highest rate then allowable by law. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Presentment, notice of dishonor, and protest are hereby waived by Maker.

Maker may prepay the principal amount outstanding in whole or in part without penalty.

Should it become necessary to collect this Note through an attorney, the Maker agrees to pay any and all costs of such collection, whether such costs are incurred during pre-litigation collection efforts, litigation, bankruptcy proceedings, appeals and post-judgment collection efforts. Such costs of collection shall include, but shall not be limited to, a reasonable attorney's fee, paralegal fees, court costs, expert fees, deposition appearance and transcription charges, title searches, copy charges and related collection expenses.

The indebtedness evidenced by this Note is secured by a Mortgage of even date, and reference is made to the Mortgage for additional rights as to acceleration and indebtedness evidenced by this Note. Documentary stamps in the amount required by Florida law have been purchased and affixed to the Mortgage which secures this note.

MAKER AND PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO MAKE LOANS AND EXTENSIONS OF CREDIT TO MAKER.

MagneGas Corporation, a Florida corporation

By:
its:

PREPARED BY AND RETURN TO:

R. Carlton Ward, Esquire

Richards, Gilkey, Fite, Slaughter

Pratesi & Ward, P.A.

1253 Park Street

Clearwater, Florida 33756

THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $520,000.00, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

MORTGAGE

THIS MORTGAGE is executed this _____ day of September, 2014, by Magnegas Corporation, a Florida corporation, whose address is 11885 44th Street North, Clearwater, FL 33762, (the “Borrower”), in favor of Spyglass Designs, Inc., a Florida corporation, whose address is 2468 Stag Run Blvd, Clearwater, FL 33765, (the “Lender”), and is made in reference to the following facts:

(A) Borrower is justly indebted to Lender in the principal sum of Five Hundred Twenty Thousand and No/100 Dollars ($520,000.00), which is evidenced by a promissory or mortgage note executed by Borrower in favor of Lender, dated of even date herewith, the terms and conditions of which are incorporated in and made a part hereof (the “Note”). The Note bears interest at the rate stated therein, provides for payments of principal and interest in the manner stated therein and has a maturity date of October 1, 2024.

(B) Lender is desirous of securing the prompt payment of the Note, and any additional indebtedness accruing to the Lender on account of any future payments, advances, or expenditures made by the Lender or on account of any other indebtedness incurred in connection with this Mortgage or any other instrument securing the Note as set forth herein.

NOW, THEREFORE, for and in consideration of Lender making the aforesaid loan to Borrower and for other good and valuable consideration, and to secure the payment of the aforesaid indebtedness, the Borrower does hereby grant, bargain, sell, alien, remise, convey and confirm unto the Lender all that certain land, and all structures, buildings and improvements thereon, whether now existing or hereafter created, erected, constructed or incorporated therein, of which Borrower is now or hereafter owned, acquired, seized and/or in possession, situate in Pinellas County, Florida, more particularly described as follows:

SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances and all structures, buildings and improvements of every kind and description now or hereafter on said land, and all heretofore or hereafter vacated alleys and streets abutting the said land, and all riparian and littoral rights, easements, rights, rents, royalties, mineral, oil and gas rights and profits, water, water rights and water stock appurtenant to the said land, and all fixtures, machinery, equipment, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the said land, improvements and appurtenances including, but not limited to those for the purposes of supplying or distributing heating, cooking, electricity, gas, water, air and light; and all elevators and related machinery and equipment, plumbing, bath tubs, water heaters, sinks, and other plumbing fixtures, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains, carpet, attached floor covering, furniture, antennae, trees and plants, all of which including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by the Mortgage.

FURTHER TOGETHER WITH all rents, issues, income, profits and all accounts receivable generated through the use by Borrower or others of the real or personal property encumbered by this Mortgage, including any such rents, issues, income, profits and all accounts receivable of any business activity conducted by Borrower on or through the use of such property; and the proceeds of all of the foregoing.

All of the above described property and interests will sometimes be referred to herein as the “Property”.

TO HAVE AND TO HOLD the Property unto the Lender and its successors and assigns forever.

The Borrower hereby covenants and agrees with and warrants to the Lender as follows: (i) that the Borrower is the absolute fee simple owner of the Property excepting leases in existence when Borrower took title to Property from Lender; (ii) that the Property is and will remain free and clear of all encumbrances excepting covenants, restrictions, easements and reservations in existence with respect to the Property at the time Borrower took title to the Property from Lender; (iii) that Borrower has full power and lawful right to mortgage and convey the Property; (iv) that no delinquency exists with respect to the payment of any taxes, assessments, water or sewer charges or other governmental impositions of any kind levied or assessed on the Property; (v) that it shall be lawful for the Lender at all times to peacefully enter upon, hold, occupy and enjoy the Property and every part thereof; (vi) that Borrower will make such further assurances to protect the fee simple title to the Property in the Lender as may be reasonably required; and (vii) that Borrower does hereby fully warrant the title to the Property and will defend the same against the lawful claims of all persons whomsoever.

And the Borrower does hereby further covenant and agree with and promise to the Lender as follows:

1. Payment. Borrower shall strictly and fully comply with all provisions of this Mortgage and of the Note secured hereby and with the provisions of any other instrument securing the Note. Borrower shall promptly pay Lender all sums of money evidenced by the Note as well as all sums of money required by this Mortgage and in any other instrument securing the Note, on the days, respectively, the same severally become due.

2. Taxes. Borrower shall, during the term of this Mortgage, pay all taxes, assessments and encumbrances of every nature that may for any and all purposes be payable, assessed or imposed on the Property, or any part thereof, , and upon this Mortgage and the Note, or the money secured and evidenced thereby, and shall pay them before the delinquency thereof and receipts evidencing payment of said taxes, assessments, levies and encumbrances shall be deposited with the Lender on or before February 28th of each succeeding year during the term of this Mortgage. Lender shall be the sole judge of any such tax, assessment, , claim, lien or encumbrance and of the amount necessary to be paid in satisfaction thereof. If Lender requests, Borrower shall pay to Lender on the day Periodic Payments are due under the Note, until the Note is paid in full, a sum (the “Funds”) to provide for payment of amounts due for: (a) taxes and assessments and other items which can attain priority over this Security Instrument as a lien or encumbrance on the Property; (b) premiums for any and all insurance required by Lender under Section 3. These items are called (“Escrow Items”) and the amount to be paid monthly shall be 1/12th of the estimated payment due for taxes and 1/12th the estimated payment for insurance.

Upon payment in full of all sums secured by this Security Instrument, Lender shall promptly refund to Borrower any Funds held by Lender.

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3. Insurance. Borrower shall keep the buildings and other improvements, which are now, or which hereafter may be erected on the Property, including any personal property and fixtures described above, constantly insured against loss by fire with extended coverage in a sum not less than full insurable value so as to avoid any claim on the part of the insurers for co-insurance, and in addition shall keep in full force and effect policies of insurance insuring against such other hazards, casualties, and contingencies as Lender may require, including, but not limited to, Flood Insurance, Property Damage Insurance and Public Liability Insurance in an amount not less than $520,000.00, as well as law and ordinance coverage. All insurance required by Lender hereunder shall be on such forms, for such periods, and in such amounts as Lender may require with loss payable to the Lender under a clause acceptable to Lender in its sole discretion (which shall include a minimum of thirty (30) days advance notice of cancellation of such insurances). Borrower shall deliver the policy, or policies, to the Lender, as additional security, and where renewal policies are necessary in the performance of this covenant to deliver them at least thirty (30) days before the expiration of the existing insurance. In the event such policy or policies are a part of a master policy insuring properties in addition to the Property, then Borrower may submit to Lender a certified copy of such policy together with the original loss payable endorsement in lieu of the original policy as set forth above. In the event of loss, the Borrower shall give immediate notice by mail to the Lender; and in the event Borrower shall fail to agree with the insurance companies involved as to the amount and terms of any loss within sixty (60) days of the happening of such loss, then the Lender may negotiate with and settle said loss with such insurance companies and neither the Lender nor the insurance companies involved shall, upon such settlement being made, be liable in any manner to the Borrower. The Lender shall have the right to apply any funds received from insurance policies required under this Mortgage or under any other instrument securing the Note to the payment of this indebtedness or other sums hereby secured, or at its option may allow such monies to be used in restoring the Property on terms and conditions acceptable to and prescribed by the Lender (and in which event the funds may be retained without interest). The right to any return premiums on any insurance policies covered by this Mortgage is hereby assigned to Lender as further security for the Note secured hereby.

4. Condemnation. In the event the Borrower is served with process or otherwise notified of a condemnation action or any other action which involves a taking of the Property or any part thereof, the Borrower shall notify the Lender in writing of such within five (5) days from the date of service of process or such other notification (so as to be received by the Lender within said period). Borrower hereby authorizes Lender as attorney-in-fact for Borrower to, at Lender’s option, commence, appear in and prosecute, in Lender’s or Borrower’s name, any action or proceeding relating to such taking of the Property and to settle or compromise any claim in connection with such condemnation or taking. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or any part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender. Lender shall not be held responsible for any failure to collect any award or awards, regardless of the cause of such failure. Any such award or awards received by the Lender may, at its option, be used in restoring the Property on terms and conditions acceptable to and prescribed by the Lender (and in which event the funds may be retained without interest), or be applied as a credit on any portion of the indebtedness or sums secured hereby, whether then matured or subsequently to mature (provided that such does not exceed the amount necessary to pay in full all indebtednesses secured by this Mortgage and all other instruments securing the Note).

5. Use and Alteration of Property. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the nature of the occupancy for which the Property was intended at the time this Mortgage was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender’s written consent. Borrower shall not make any change in the use of the Property which will create a fire or other hazard not in existence on the date hereof, nor shall Borrower in any way increase any hazard. Without the prior written consent of Lender, no building or improvement may be erected on the Property, nor may Borrower structurally remove or demolish any building or improvement, nor may Borrower materially structurally alter any building or improvement that would change the use of the Property or that would otherwise decrease its value, nor shall any fixture or personal property covered by this Mortgage be removed at any time unless simultaneously replaced by an article of equal kind, quality and value owned by Borrower, and which is unencumbered except by the lien of this Mortgage and other instruments of security securing the Note.

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6. Surface Alteration and Mineral Rights. Borrower shall not consent to, permit or indulge in any entry, either by itself or by any others, upon the surface of the Property for the purpose of exploration, drilling, prospecting, mining, excavation or removal of any earth, sand, dirt, rock, minerals, oil or any other substance without the Lender’s approval and written consent.

7. Waste and Mechanic’s Lien. Borrower shall keep the Property, and all equipment, appurtenances and accessories constantly in good order and repair; shall comply with all laws, ordinances, and regulations now or hereafter affecting the Property or any part thereof, including but not limited to the extent applicable the requirements of the Americans with Disabilities Act of 1990, Fair Housing Amendments Act of 1988, and all state and local laws and ordinances related to handicapped access; and shall not permit, suffer or commit any waste, impairment or deterioration of said Property, or any part thereof. Included within the obligations of Borrower contained in the preceding sentence is that Borrower shall maintain an effective schedule of maintenance and repair and of replacement of equipment and personal property situate in or on the Property so that they are in good order and repair, and so that the Property, all improvements thereon and all personal property situated therein is maintained in good order and repair and so that all of such items present to the guests and patrons of Borrower in the operation of its business, a first class and attractive premises. In addition, in the event any mechanics’ or materialmen’s liens are filed against the Property, or any part thereof, Borrower shall cause the same to be discharged, paid, bonded or otherwise satisfied so that it no longer affects the Property within thirty (30) days after the filing thereof, or within ten (10) days after a suit for the foreclosure thereof has been filed, whichever date is earlier.

8. Protection of Lender’s Security. Borrower shall execute and/or cause to be executed such further assurances of title to the Property, and to take and cause to be taken, such steps, including legal proceedings as may at any time appear to the Lender to be desirable to perfect the title to the Property in the Lender. Upon a failure or default in or breach of performance of any of the covenants and agreements contained herein, in any particular, the Lender may, without notice to the Borrower, pay all taxes, assessments, and public charges, and/or take such steps as may be necessary to secure or redeem the Property from forfeiture or sale, and/or effect or renew any insurance, and/or make such repairs as may be necessary to keep the Property, equipment, appurtenances and accessories in good order and repair and/or take or cause to be taken, such steps, including legal proceedings, as may be desirable to prevent the commission of waste, impairment or deterioration of the Property, or any part thereof, or to perfect the title to the Property in the Lender, and/or to perform any other acts or expend such other sums deemed necessary by Lender to protect its security for the repayment of the Note, and all sums expended in the doing of or on account of the same, shall be a part of the debt secured by this Mortgage, and shall be secured as fully as the principal debt and interest is secured, and shall bear interest at the highest legal rate permitted by law to be charged by Lender from the date of the expenditure thereof and shall together with the interest thereon, be repaid by the Borrower before the expiration of a period of thirty (30) days thereafter. But there is no obligation upon the Lender to make such payments or take such steps, nor shall any act of the Lender or any failure to act under the powers granted by this paragraph 9, nor any lapse of time, be construed as the waiver of any breach of the covenants and agreements contained herein.

9. Civil Proceedings. If any action or proceeding is commenced (except an action to foreclose this Mortgage or to collect the debt secured hereby), to which action or proceeding the Lender is or becomes a party or in which it becomes necessary to defend or uphold the lien of this Mortgage (including to protect its interest in any condemnation proceedings), all sums paid by the Lender for the expense of any litigation (including reasonable attorneys’ fees and appellate counsel fees, if any) to prosecute or defend the rights and lien created by this Mortgage shall on notice and demand be paid by the Borrower, together with interest thereon at the highest legal rate permitted by law to be charged by Lender, and shall be a lien on the Property, prior to any right or title to, interest in or claim upon the Property subordinate to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and evidenced by the Note.

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10. Payments Received. That any payment made in accordance with the terms of this Mortgage by any person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage, or by any subsequent owner of the Property, or by any other person whose interest in the Property might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation or by any partner of a partnership or beneficiary of a trust which at any time may be liable for such payment or may own or have such an interest in the Property, shall be deemed, as between the Lender and all persons who at any time may be liable as aforesaid or may own the Property, or any part thereof, to have been made on behalf of all such persons.

11. Inspections and Management. The Borrower agrees that Lender and any person authorized by the Lender shall have the privilege of making inspections of the Property at reasonable times during the life of this Mortgage. If, at any time after default by the Borrower in the performance of any of the terms, covenants or provisions of this Mortgage or of the Note, the management or maintenance of the Property shall be determined by the Lender to be unsatisfactory, the Borrower shall employ for the duration of such default, as managing agent of the Property, such person or firm as from time to time shall be approved by the Lender.

12. Uniform Commercial Code. When and if Borrower and Lender shall respectively become the Debtor and Secured Party in any Uniform Commercial Code Financing Statement affecting property either referred to or described herein, or in any way connected with the use and enjoyment of the Property, this Mortgage shall be deemed the Security Agreement as defined in said Uniform Commercial Code and the remedies for and violation of the covenants, terms and conditions of the agreements herein contained shall be (i) as prescribed herein, or (ii) by general law, or (iii) as to such part of the security which is also reflected in said financing statement by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at Lender’s sole election. Borrower and Lender agree that the filing of such financing statement in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of the parties hereto, that everything used in connection with the production of income from the Property (furniture only excepted) and/or adapted for use therein and/or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with the Lender, or (iii) any such item is referred to or reflected in any such financing statement so filed at any time. Similarly, the mention in any such financing statement of (1) the rights in or the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) the debtor’s interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Property mortgaged hereby, whether pursuant to lease or otherwise, shall never be construed as in anywise altering any of the rights of Lender as determined by this instrument or impugning the priority of the Lender’s lien granted hereby or by any other recorded documents, but such mention in the financing statement is declared to be for the protection of the Lender in the event any court or judge shall at any time hold with respect to (1), (2) and (3) that notice of Lender’s priority of interest to be effective against a particular class of persons, including, but not limited to, the Federal government and any subdivisions or entity of the Federal government, must be filed in the Uniform Commercial Code Records. Borrower shall pay all costs of filing such statements and renewals and releases thereof and shall pay all reasonable costs and expenses, including reasonable attorneys’ fees and any record searches for financing statements Lender may reasonably require, incident to the preparation and filing of such financing statements. Borrower hereby irrevocably authorizes Lender to sign and execute any and all financing statements, amendments, and continuations on its behalf, from time to time, in connection herewith to perfect or reperfect any lien or security interest described or granted in this Mortgage.

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13. Assignment of Rents. Borrower does hereby assign and set over unto the Lender as additional security for the indebtedness and other items herein secured, all rents, issues, profits, income and accounts receivable generated through the use by Borrower or others of all or any part of the Property, including any such rents, issues, profits, income and accounts receivable of any business activity conducted by Borrower on or through the use of the Property, as well as the proceeds of all the foregoing. Borrower does hereby appoint the Lender its attorney-in-fact to collect said rents, issues, profits, income and accounts receivable with or without suit and apply the same, less expenses of collection, to the said indebtedness, other secured items and repairs, in such manner as the Lender may elect; provided, however, that until there be a default under the terms of this Mortgage (which is not cured within the applicable curative period prescribed herein), Borrower may continue to collect and enjoy said rents, issues, profits, income and accounts receivable giving only an annual accounting to the Note holder for the same. The curing of any default within the period permitted by this Mortgage shall entitle the Borrower to again collect said rents, issues, profits, income and accounts receivable. This assignment of rents, issues, profits, income, and accounts receivable and power of attorney shall be irrevocable and shall be in addition to the other remedies herein provided for in event of default and may be put into effect independently of or concurrently with any of said remedies, but no liability shall attach to the Lender for failure or inability to collect any rents, issues, profits, income and accounts receivable herein assigned. This assignment, lien, and power of attorney shall apply to all rents, issues, profits, income, accounts receivable chooses in action and the proceeds of same hereafter accruing from present contracts for deed, purchase agreements, option agreements or leases and rentals of the Property and any business activity conducted from or on the Property and from all contracts for deed or purchase agreements, option agreements or leases and rentals and any business activity hereafter made or conducted by the present or any future owners of the Property, and any persons entering into contracts for purchase or sale of the Property shall take subject to all the provisions and conditions hereof.

14. Future Advances. In addition to the Note referred to herein, this Mortgage shall also secure future advances made by the Lender to the Borrower, which future advances shall be at the option of the Lender; however, the maximum principal amount secured by this Mortgage shall not exceed twice the stated principal amount of the Note. All such future advances shall be made within the time limit authorized by Florida law for making valid future advances with interest and all indebtednesses created by virtue of such future advances shall be and are secured hereby. All provisions of this Mortgage shall apply to any future advances made pursuant to the provisions of this paragraph 14. Nothing herein contained shall limit the amount secured by this Mortgage, if such amount is increased by advances made by the Lender as herein elsewhere provided and authorized for the protection of the security of the Lender.

15. Waiver. No failure of Lender to exercise any option herein given to declare the maturity of the debt hereby secured shall be taken or construed as a waiver of its right to exercise such option or to declare such maturity by reason of any past, present, or future default on the part of Borrower; and the procurement of insurance or the payment of taxes or other liens, debts, or charges by Lender shall not be taken or construed as a waiver of its right to declare the maturity of the indebtedness hereby secured by reason of failure of Borrower to procure such insurance or to pay such taxes, debts, liens or charges. The lien of this instrument shall remain in full force and effect during any postponement or extension of time of payment of any part or all of the indebtedness secured hereby and during the term of any future advances made hereunder.

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16. Exemptions. The Borrower agrees not to set up or claim the benefit of courtesy or dower laws, of any exemption of insolvency laws against any claim of the Lender, for any sum of money which may become due and payable to it, under the covenants and agreements of the Note, or of this Mortgage, or any other instrument securing said Note, or against the securing of execution of any judgment sought thereon, all of said rights and exemptions being hereby expressly waived.

17. Default. The happening of any of the following events shall constitute a default hereunder:

(a) a default shall occur under the Note; (b) failure of Borrower to perform any agreement in this Mortgage or in any other instrument securing said Note or in any other instrument executed by Borrower in connection with the loan secured hereby; (c) the filing of any petition under the Bankruptcy Code, or any similar federal or state statute, by any obligor (which term shall mean and include the Borrower, each borrower, endorser, surety, guarantor, and all others who may become liable for all or any part of the obligations secured hereby, as well as anyone that owns, from time to time, all or any portion of the Property or any interest therein) or by any Obligor against another Obligor; (d) the filing by anyone other than an Obligor of any petition under the Bankruptcy Code, or any similar federal or state statute, against any Obligor; (e) the filing in any court by any persons or entity of an application for the appointment of a receiver or trustee to take custody of the Property or any part thereof; (f) the filing of any application in any court for the appointment of a receiver for the benefit of one or more creditors, or the making of a general assignment for the benefit of creditors as to any Obligor; (g) the dissolution, business failure, merger, consolidation, or reorganization of any Obligor; (h) any warranty, representation, certificate or statement of any Obligor (whether contained in this Mortgage, the Note, or other instruments of security or other instruments executed in connection with the loan secured hereby) is not true; (i) taking of possession of all or any substantial part of the property encumbered by this Mortgage or other instruments of security securing the Note at the instance of any governmental authority; (j) a default shall occur under or any proceedings are instituted for the foreclosure or collection of any mortgage, judgment or lien prior or subordinate to the lien of this Mortgage affecting the Property (including collateral encumbered by the other instruments of security for the Note); (k) a default by Borrower or other Obligor shall occur under any lease or contract affecting all or any part of the Property; (l) should any license or permit in existence on the date of this Mortgage or any other license or permit necessary for the operation and use of the Property contemplated herein be revoked or terminated or should any conditions imposed by any governmental authority not be complied with by the time requested by such authority as a condition to non-revocation or non-termination, or (m) the filing of formal charges under any federal or state law against any Obligor or the Property which forfeiture is a potential penalty, provided, however, this Event of Default shall not apply if there is a good faith dispute by Obligor as to the validity or reasonableness of the claim which is the basis of the proceeding and if Obligor gives Lender written notice of the proceeding and deposits with Lender monies or a surety bond for the proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the disputes. The enumeration of events of default under this paragraph 17 shall not exclude such other events of default under this Mortgage which are set forth in other paragraphs.

18. Acceleration. If a monetary default shall occur hereunder and remains uncured for ten (10) days or more, or should a non-monetary default occur hereunder and remain uncured for thirty (30) days or more, then, with written notice, the full unpaid principal amount of the Note together with all accrued interest shall become immediately due and payable at the option of the Lender as fully and completely as if said aggregate sum were originally stipulated to be paid at such time. A monetary default shall be deemed to include failure to make payments of principal, interest and late charges under the Note as well as payments of escrow, taxes and governmental assessments and premiums for insurance under this Mortgage and any security agreement securing the Note. That is to say, upon the breach of any of the terms or covenants herein to be performed by the Borrower and the failure of the Borrower to cure such breach within the applicable curative period set forth in the preceding sentence, the Lender or holder shall have the right to accelerate the maturity of this Mortgage as though it were due and payable on the day following such curative period and to demand payment in full of the Mortgage amount or any unpaid balance thereof, and to exercise all the rights and remedies herein or by law reserved to the Lender the same as in any event of default hereunder, anything in the Note secured hereby or herein to the contrary notwithstanding. If the Note secured hereby is a demand note, the terms and provisions of this paragraph or of any other provision in this Mortgage, shall not be deemed or interpreted to alter or abrogate the demand nature of the Note or the rights of Lender under a demand instrument.

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19. Receiver. In the event a suit is instituted to foreclose or reform this Mortgage or to enforce payment of any claims hereunder, the Lender shall have the right, at any time pending such suit, to apply to the Court having jurisdiction thereof for the appointment of a Receiver of all and singular the Property, and of all rents, profits, income, issues, accounts receivable and proceeds as assigned hereunder; and upon such application such court shall forthwith appoint a Receiver of the Property, all and singular, and of such rents, income, profits, issues and accounts receivable with the usual powers and duties of Receivers in like cases, and such appointment shall be made as a matter of absolute right to the Lender and without reference to the adequacy or inadequacy of the security, or to the solvency or insolvency of the Borrower. Such rents, profits, income, issues and accounts receivable shall be applied, after payment of the expenses of receivership and the management of the Property by the Receiver aforesaid, according to law and the order and practice of such Court, and all rents, profits, income, issues and accounts receivable as hereinabove assigned are hereby transferred, assigned, set over and pledged as further security for the payment of the mortgage indebtedness, with the right on the part of the Lender, but without any duty to do so, at any time after default hereunder to demand and receive and apply the same upon the mortgage indebtedness, and such appointment shall be without notice to any Obligor hereunder.

20. Costs and Attorneys Fees. In the event the Property or any part thereof becomes the subject of or involved in any action or court proceeding (including any bankruptcy case or proceeding), the Borrower shall pay and reimburse the Lender for all costs, charges and expenses, including reasonable attorneys’ fees, and further including those on appeal, incurred by the Lender in connection with or growing out of such action or proceeding and all such costs, charges, expenses and attorneys’ fees shall be secured by the lien of this Mortgage. The Borrower agrees to pay all such costs, charges, expenses and attorneys’ fees to the Lender promptly. The Borrower will pay all costs, charges and expenses including reasonable attorneys’ fees, costs of abstracts of title, title searches and appraisals, incurred or paid at any time by the Lender because of the failure of the Borrower to promptly and fully perform the agreements and covenants of the Note or this Mortgage of any other instrument securing the Note or executed by the Borrower in connection with the loan evidenced by the Note. Said costs, charges and expenses shall be immediately due and payable and secured by the lien of this Mortgage. Said reasonable attorneys’ fees shall include any such incurred or expended at any time by the Lender after any default by the Borrower as specified above even if incurred prior to the commencement of any action or otherwise, in the foreclosure of this Mortgage or the collection of the amount secured hereby. The obligation to pay Lender’s costs, expenses and attorneys’ fees shall include those costs, expenses and fees incurred by Lender in seeking to collect or enforce any judgment entries on the Note, this Mortgage or any other instrument of security, and such obligations shall survive the entry of any judgment upon the Note or this Mortgage and such obligation shall not merge in such judgment or judgments but shall survive and continue until all debts and obligations evidenced by the Note, this Mortgage or any other instruments of security, and any judgment or judgments entered thereon or foreclosures thereof are enforced, paid and satisfied in full.

21. Late Charges. Installments, payable under the terms hereof and the Note secured hereby, not paid when due shall be subject to “late charges” as provided in the Note, and such “late charges” are secured by the lien hereof.

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22. Transfer of Property. If all or any part of the Property or any interest therein is sold or transferred by Borrower (or any subsequent owner of the Property) without Lender’s prior written consent, Lender may, at Lender’s option, and without notice to Borrower, declare all sums secured by this Mortgage to be immediately due and payable. Lender shall have waived such option to accelerate if, prior to the sale or transfer, Lender and the person to whom the Property is to be sold or transferred reach agreement in writing that the credit and other factors required by Lender (including, without limitation, experience, principle location of person and past credit performance) is satisfactory to Lender in its sole discretion and that the interest payable on the sum secured by this Mortgage shall be such rate as Lender shall request in its sole discretion, and at closing such person shall assume in writing the indebtedness secured hereby and the obligations set forth herein, and execute such other documents that Lender may reasonably require.

23. Proceeds of Claims, Awards, Rents and Sales. All monies, other than proceeds of foreclosure sale or other transfer of title to the Property in extinguishment of the indebtedness secured by this Mortgage, which are paid to, collected or received by Lender in connection with or as the proceeds of insurance loss claims, condemnation awards, rents, leases, or sales as provided under the terms of this Mortgage, shall be applied by Lender as follows: first, to payment of Lender’s costs including any advances made by Lender and all expenses, real estate commissions and attorneys’ fees incurred therewith; second, to payment to Lender of interest, at the highest legal rate permitted by law to be charged by Lender, on said costs from the date of such expenditures; and third, at option of Lender to (a) restoration or repair of the Property, if applicable, or (b) to payment of interest due on the principal indebtedness, and the remainder, if any to the principal indebtedness secured by this Mortgage. Unless Borrower and Lender otherwise agree in writing, any such application of proceeds to principal shall not extend or postpone the due date of the installment payments referred to in paragraphs of proceeds to principal shall not extend or postpone the due date of the installment payments referred to in paragraphs 1 and 2 hereof or change the amount of such installments. Nothing in this paragraph shall in any way affect the lien of this Mortgage or the liability of the Borrower for payment of the entire balance of the indebtedness secured hereby.

24. Proceeds of Foreclosure Sale. If this Mortgage is foreclosed by a proper suit and the Property is sold to satisfy a decree of foreclosure, the proceeds of such sale shall be applied as follows: First, to the expenses and costs incurred hereunder, including reasonable attorneys’ fees for such services as may be necessary in the premises and for the collection of said indebtedness and the foreclosure of this Mortgage; second, to the payment of whatever sum or sums the Lender may have paid or become liable to pay in carrying out the terms and stipulations of this Mortgage, together with interest thereon; and finally, to the payment and satisfaction of the Note. The balance, if any, shall, unless the Court decrees otherwise, be paid into the registry of the Court having jurisdiction of said foreclosure suit, to abide the further order of said Court.

25. Amounts Due. The Borrower, within six (6) days upon request in person or within ten (10) days upon request by mail, will furnish a written statement duly acknowledged of the amount due on this Mortgage and whether any offsets or defenses exist against the Mortgage debt.

26. Notice. Any written notice, demand or request that is required to be made hereunder or under the Note or under any other instrument of security for the Note shall be served in person or by registered or certified mail, return receipt requested, addressed to the party to be served at its address set forth below:

BORROWER:	11885 44th Street North
Clearwater, Florida 33762

LENDER:	2468 Stag Run Blvd
Clearwater, FL 33765

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The above addresses may be changed as to the applicable party by providing the other party with notice of such address change in the same manner provided above; provided, however, so long as Borrower is the owner of all or any part of the Property the address of the Borrower must be located within the continental United States of America. In the event that written notice, demand or request is made as provided in this paragraph 26, then in the event that such notice is returned to the sender by the U. S. Postal System because of insufficient address or because the party has moved or otherwise other than for insufficient postage, such writing shall be deemed to have been received by the party to whom it was addressed on the date that such writing was initially placed in the U.S. Postal System by the sender.

27. Severability. Wherever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provisions or of the remaining provisions of this Mortgage.

28. Binding Effect. Whenever the context of this Mortgage so admits or requires, the terms Borrower and Lender shall include the heirs, personal representatives, successors and/or assigns of the respective parties hereto; the use of the singular number shall include the plural, and the plural the singular; the use of any gender shall include all genders, and if used, the term Note or Promissory Note shall include all the Notes herein described if more than one.

29. Headings. The headings of the paragraphs contained in this Mortgage are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

30. Hazardous Waste. Borrower warrants and represents to Lender:

(a) That the Borrower, has never used the Property as a facility for the storage, treatment or disposal of any “Hazardous Substances,” as that term is hereinafter defined;

(b) That the Property will be in full compliance with all federal, state and local “Environmental Laws” (as that term is defined hereinafter), including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), 42 USC Statute 9601, et seq., the Superfund Amendments and Reauthorization Act of 1986 (“SARA”), Public Law 99-499, 100 Statute 1613, the Resource Conservation and Recovery Act (“RCRA”), 42 USC Statute 6901, et seq., the Florida Resource Recovery and Management Act, Section 403.701, et seq., Florida Statutes, the Pollutant Spill Prevention and Control Act, Section 376.011-376.17 and 376.19-376.21 Florida Statutes, as the same may be amended from time to time and all ordinances, regulations, codes, plans, orders, and decrees now existing or in the future enacted, promulgated, adopted, entered or issued, both within and outside present contemplation of the Borrower and Lender;

(c) That to the best of Borrower’s knowledge (i) as of the date hereof there are no hazardous or toxic materials, substances, wastes or other environmentally regulated substances (including solids or gaseous products and any materials containing asbestos), the presence of which is limited, regulated or prohibited by any state, federal or local governmental authority or agency having jurisdiction over the Property, or which are otherwise known to pose a hazard to health or safety of occupants of the Property, located on, in or under the Property or used in connection therewith, or (ii) Borrower has fully disclosed to Lender in writing the existence, extent and nature of any such hazardous or toxic material waste or other environmentally regulated substance, which Borrower is legally authorized and empowered to maintain on, in or under the Property or use in connection therewith, and Borrower has obtained and will maintain all license, permits and approvals required with respect thereto, and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals;

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(d) That Borrower shall notify Lender of any change in the nature or extent of any hazardous or toxic materials, substances or wastes maintained on, in or under the Property or used in connection therewith, and will transmit to Lender copies of any citations, orders, notices or other material governmental or other communication received with respect to any other hazardous materials, substances, wastes or other environmentally regulated substances affecting the Property; and

(e) That Borrower is not aware of, nor has the Borrower nor any of its subsidiary or affiliated entities received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance with Environmental Laws or any ordinance, regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Substance; and

(f) That there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, or proceeding pending or threatened against Borrower or the Property, relating in any way to any Environmental Laws or any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder; and

(g) Borrower hereby agrees to indemnify, reimburse, defend and hold harmless Lender, its officers, directors, employees, successors and assigns from and against all demands, claims, civil or criminal actions or causes of action, liens, assessments, civil or criminal penalties or fines, losses, damages, liabilities, obligations, costs, disbursements, expenses or fees of any kind or of any nature (including, without limitation, cleanup costs, attorneys, consultants, or experts, fees and disbursements and costs of litigation at trial and appellate levels) which may at any time be imposed upon, incurred by or asserted or awarded against, Lender directly or indirectly, resulting from: (a) any acts or activities of Borrower, its agents, employees or contractors, at, on or about the Property which contaminate air, soils, surface waters or ground waters over, on or under the property; (b) arising from or out of any Hazardous Substance on, in or under the Property; (c) pursuant to or in connection with the application of any Environmental Law to the acts or omissions of Borrower or any other person and any environmental damage alleged to have been caused, in whole or in part, by the transportation, treatment, storage, or disposal of any Hazardous Substance; or (d) arising from or in relation to the presence, present or future, of any Hazardous Substances on the Property;

Without limiting the foregoing, this indemnification provision specifically protects the Lender against any claim or action from activities described in (a), (b), (c) or (d) above, based in whole or in part upon any environmental statute, rule, regulation or policy, including but not limited to Chapters 403 and 376, Florida Statutes, the Florida Administrative Code, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, (“CERCLA”) 42 USC Statute 9601, et seq. as amended, the Resource Conservation and Recovery Act, 42 USC Statute 6901, et seq. and other laws, whether now in existence or enacted in the future.

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As used herein, “Environmental Law” means any federal, state, or local statutory or common law relating to pollution or protection of the environment, including without limitation, any common law of nuisance or trespass, and any law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

As used herein, “Hazardous Substance” means any substance or material (i) identified in Section 101(14) of CERCLA, 42 USC Statute 9601(14), as the same may be amended from time to time, or (ii) determined to be toxic, a pollutant or contaminant, under federal, state or local statute, law, ordinance, rule or regulation or judicial or administrative order or decision, as same may be amended from time to time, including but not limited to petroleum and petroleum products as defined in Sec. 376.301(10), Florida Statutes, as same may be amended from time to time.

(h) Any breach of any warranty, representation or agreement contained in this Section shall be an Event of Default hereunder and shall entitle Lender to exercise any and all remedies provided in this Mortgage, or otherwise permitted by law.

31. Further Assurance. The Borrower agrees to cooperate, adjust, initial, re-execute and redeliver this Mortgage, the Note, and any and all documents deemed necessary or desirable in the sole discretion of Lender in order to consummate or complete and perfect Lender’s lien or mortgage. It is the intention of the Borrower that all documentation for this Mortgage shall be an accurate reflection of Lender’s requirements.

Lender shall have the right to bring suit to enforce the obligations incurred in connection with this paragraph, and in the event any suit is brought to enforce this paragraph, Lender shall be entitled to recover all costs and expenses incurred, including a reasonable attorney’s fee.

32. Patriot Act Compliance. Borrower will use its good faith and commercially reasonable efforts to comply with the Patriot Act (as defined below) and all applicable requirements of governmental authorities having jurisdiction of the Borrower and the Property, including those relating to money laundering and terrorism. The Lender shall have the right to audit the Borrower’s compliance with the Patriot Act and all applicable requirements of governmental authorities having jurisdiction of the Borrower and the Property, including those relating to money laundering and terrorism. In the event that the Borrower fails to comply with the Patriot Act or any such requirements of governmental authorities, then the Lender may, at its option, cause the Borrower to comply therewith and any and all reasonable costs and expenses incurred by the Lender in connection therewith shall be secured by this Mortgage and the other Loan Documents and shall be immediately due and payable. For purposes hereof, the term “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as the same may be amended from time to time, and corresponding provisions of future laws.

Neither the Borrower nor any partner in the Borrower or member of such partner nor any owner of a direct or indirect interest in the Borrower (a) is listed on any Government Lists (as defined below), (b) is a person who has been determined by competent authority to be subject to the prohibitions contained in Presidential Executive Order No. 13224 (Sept. 23, 2001) or any other similar prohibitions contained in the rules and regulations of OFAC (as defined below) or in any enabling legislation or other Presidential Executive Orders in respect thereof, (c) has been previously indicted for or convicted of any felony involving a crime or crimes of moral turpitude or for any Patriot Act Offense (as defined below), or (d) is not currently under investigation by any governmental authority for alleged criminal activity. For purposes hereof, the term “Patriot Act Offense” means any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (a) the criminal laws against terrorism; (b) the criminal laws against money laundering, (c) the Bank Secrecy Act, as amended, (d) the Money Laundering Control Act of 1986, as amended, or the (e) Patriot Act. “Patriot Act Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense. For purposes hereof, the term “Government Lists” means (i) the Specially Designated Nationals and Blocked Persons Lists maintained by Office of Foreign Assets Control (“OFAC”), (ii) any other list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the Rules and Regulations of OFAC that Lender notified Borrower in writing is now included in “Governmental Lists”, or (iii) any similar lists maintained by the United States Department of State, the United States Department of Commerce or any other government authority or pursuant to any Executive Order of the President of the United States of America that Lender notified Borrower in writing is now included in “Governmental Lists”.

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33. Waiver of Jury Trial. Borrower hereby knowingly, voluntarily and intentionally waives any right it may have to a trial by jury in respect of any litigation based on this Mortgage, or arising out of, under or in connection with this Mortgage or any agreement contemplated to be executed in connection with this Mortgage, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party with respect hereto. This provision is a material inducement for the Lender’s accepting this Mortgage from Borrower.

PROVIDED ALWAYS HOWEVER, that if the Borrower shall pay unto the said Lender the moneys provided for in and by said Note or Notes and this Mortgage and shall well and truly keep, observe and perform, comply with and abide by each and every the stipulations, agreements, conditions and covenants thereof as and when required thereby then this deed and the estate hereby created shall cease and be null and void, otherwise the same shall remain of binding force and effect.

IN WITNESS WHEREOF, the Borrower has executed this Mortgage or has caused the same to be executed by its duly authorized representatives on the day and year first above written.

THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $520,000.00, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

Signed, sealed and delivered in the presence of:	MagneGas Corporation, a Florida corporation

By:
Name:

Name:

STATE OF FLORIDA

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COUNTY OF PINELLAS

The foregoing was acknowledged before me this ___ day of September, 2014 by ___________________ as _________________________ of MagneGas Corporation, a Florida corporation, on behalf of the company, who is personally known to me or who has produced _____________ as identification.

Notary Public
My Commission Expires:

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ADDENDUM TO CONTRACT

This Addendum to Commercial Contract is entered into this _____day of August, 2014, by and between Spyglass Designs, Inc., f/k/a Art Headquarters, Inc., as Seller and MagneGas Corporation, as Buyer, to purchase property located at 11885 44th Street North, Clearwater, FL 33762.

WITNESSETH:

The parties hereto agree to the following:

The Due Diligence Period in paragraph 7(b) is modified to 90 days from Effective Date solely for the purpose of Buyer obtaining Site Plan approval and Conditional Use approval of the City of Pinellas Park, and that otherwise Buyer has completed its Due Diligence and accepts the property "'AS IS". Furthermore, the Closing Date and Procedure in paragraph 5 is amended to provide the closing shall be liable for 105 days from Effective Date.

All other contingencies are hereby waived.

Seller:

Spyglass Designs, Inc., f/k/a
Art Headquarters, Inc.,

By:	/s/ David Regan
David Regan, as President

Buyer:

MagneGas Corporation

By:
Luis Ingargiola, CFO